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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 20, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                       0-27170                61-1289391
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)



   344 Seventeenth Street, Ashland, Kentucky                     41101
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (606) 326-2800


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

           This Form 8-K/A amends the Current Report on Form 8-K of Classic Bancshares, Inc. ("CLAS") dated June 20, 2003 regarding the acquisition of First Federal Financial Bancorp, Inc. ("FFFB"). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 7(a) and the unaudited pro forma financial information required by Item 7(b), which financial statements and information were not included in the original filing.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) The following financial statements of FFFB appearing in Appendix F of the Joint Proxy Statement/Prospectus contained in CLAS's Registration Statement on Form S-4 (File No. 333-104524) are hereby incorporated by reference:

                     Independent Auditor's Report.

                     Consolidated Balance Sheets as of September 30, 2002 and 2001.

                     Consolidated Statements of Income for the Years Ended September 30, 2002, 2001 and 2000.

                     Consolidated Statements of Changes in Stockholders' Equity for the Years Ended September 30, 2002, 2001 and 2000.

                     Consolidated Statements of Cash Flows for the Years Ended September 30, 2002, 2001 and 2000.

                     Notes to Consolidated Financial Statements.

                     Consolidated Balance Sheets (as of March 31, 2003 (unaudited) and September 30, 2002).

                     Consolidated Statements of Income (for the three months ended March 31, 2003 (unaudited) and 2002 (unaudited))

                     Consolidated Statements of Income (for the six months ended March 31, 2003 (unaudited) and 2002 (unaudited))

                     Consolidated Statements of Changes in Stockholders' Equity (for the six months ended March 31, 2003 (unaudited) and the year ended September 30, 2002)

                     Consolidated Statements of Cash Flows (for the six months ended March 31, 2003 (unaudited) and 2002 (unaudited)


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                     Notes to Consolidated Financial Statements

           (b) CLAS's and FFFB's unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2003 and statement of income for the twelve months ended March 31, 2003 and notes to the pro forma condensed combined consolidated financial statements appearing on pages 73 through 85 of the Joint Proxy Statement/Prospectus contained in CLAS's Registration Statement on Form S-4 (File No. 333-104524) are hereby incorporated by reference.

           (c)       The following exhibits are included with this report:

                     None




























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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CLASSIC BANCSHARES, INC.




Date:    August 18, 2003                     /s/ Lisah M. Frazier
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                                             Lisah M. Frazier
                                             Chief Financial Officer




















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